Exhibit 10.2

AMENDMENT NO. 1 TO AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT OF

AMERICAN FINANCE OPERATING PARTNERSHIP, L.P.

This Amendment No. 1, dated as of February 15, 2017 to the Amended and Restated Agreement of Limited Partnership of American Finance Operating Partnership, L.P. (the "Partnership") dated September 6, 2016 (the "Partnership Agreement") is being executed pursuant to Sections 12.3 and 7.1(a)(i)(X) of the Partnership Agreement, to admit American Realty Capital Retail Advisor, LLC (the “RCA Advisor”), Lincoln Retail REIT Services, LLC (“Lincoln”) and Genie Acquisition, LLC (“Merger Sub”) to the Partnership as a Limited Partner as contemplated by the Agreement and Plan of Merger dated September 6, 2016 among the Partnership, American Finance Trust, Inc., American Realty Capital — Retail Centers of America, Inc., American Realty Capital Retail Operating Partnership, L.P. and Genie Acquisition, LLC (the “Merger Agreement”).

A.         The Company has issued 30,600.504 Partnership Units to the RCA Advisor, 172,921.192 Partnership Units to Lincoln and 38,210,198 Partnership Units to Merger Sub pursuant to Section 2.1(c) of the Merger Agreement.

B.          This Amendment is being executed to update the list of Partners set forth on Schedule A to the Partnership Agreement to reflect the admission of the RCA Advisor, Lincoln and Merger Sub to the Partnership as Additional Limited Partners pursuant to Section 12.2 of the Partnership Agreement.

The Partnership Agreement is hereby amended as follows:

1.           Exhibit A to the Partnership Agreement is hereby amended by replacing Exhibit A attached to the Partnership Agreement with Exhibit A attached to this Amendment.

2.           This Amendment supersedes all prior amendments to Exhibit A to the Partnership Agreement. Except as modified hereby, the Partnership Agreement remains in full force and effect.

3.           Capitalized terms not defined herein shall have the meaning provided in the Partnership Agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

[SIGNATURE PAGE FOLLOWS]

GENERAL PARTNER:

AMERICAN FINANCE TRUST, INC.

By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: Chief Executive Officer and President

Exhibit A

Partners’ Contributions and Partnership Interests

Name and Address of Partner	Type of Interest	Type of Unit	Capital Contribution	Number of Partnership Units	Percentage Interest
American Finance Trust, Inc. 405 Park Avenue New York, New York 10022	General Partner Interest	GP Units	$200,000	8,888	Less than 1%

	Limited Partner Interest	OP Units	None	66,116,656.586	62.62%

American Finance Advisors, LLC	Limited Partner Interest	OP Units	$2,020	90	Less than 1%
405 Park Avenue New York, New York 10022	Limited Partner Interest	Class B Units	None	1,052,420	1.0%

Genie Acquisition, LLC	Limited Partner Interest	OP Units	None	38,210,198	36.19%
405 Park Avenue New York, New York 10022

American Realty Capital Retail Advisor, LLC 405 Park Avenue New York, New York 10022	Limited Partner Interest	OP Units	None	85.648	Less than 1%

	Limited Partner Interest	OP Units	None	30,514.856	Less than 1%

Lincoln Retail REIT Services, LLC	Limited Partner Interest	OP Units	None	172,921.192	Less than 1%
2000 McKinney Avenue, Suite 1000 Dallas, TX 75201

American Finance Trust Special Limited Partner, LLC 405 Park Avenue New York, New York 10022	Special Limited Partner Interest	None	None	Not applicable	Not applicable